Exhibit 10.10

6-1162-ELP-0779

United Air Lines, Inc.

P. O. Box 60100

Chicago, IL 60601-0100

Subject:	Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definition of Terms:

1.1 “Achieved Technical [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” shall mean a number calculated pursuant to the following formula:

100 X (1 – [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

where: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] occurring during an Analysis Period for the fleet of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] equals the number of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] occurring during the same Analysis Period for the fleet of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0779

1.2 “Analysis Period” shall mean [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive calendar months of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] commencing at the start of the Program Term and running in a series until the end of the Program Term. For the avoidance of doubt, no Analysis Period shall overlap with another Analysis Period.

1.3 “Average Flight Length” shall mean the flight hours for the fleet of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during an Analysis Period divided by the number of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the fleet of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during the same Analysis Period.

1.4 “[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interruption” or “Interruption” shall mean a cancellation, turn-back, diverted landing or delayed departure of any [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which is greater than fifteen (15) minutes, other than as provided in Section 4, below, and results directly from a Technical Malfunction of such Covered Aircraft.

1.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.6 “Program” shall mean the rights and obligations defined in this Letter Agreement.

1.7 “Program Term” shall mean five (5) consecutive years commencing on the delivery date of the first [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.8 “[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” shall mean any departure of a Covered Aircraft for a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], including, but not limited to (i) any departure of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.9 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0779

2. Program Description.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Administrative Requirements.

5.1 Customer will provide status reports every month (Reporting Period).

5.2 The Customer’s status reports shall include the data required to calculate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each month of the Reporting Period using the formulas described in Section 1, above, and a list of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Reporting Period. Customer shall submit such data to Boeing electronically in accordance with the provisions of Boeing Document D6-81692.

All data submitted pursuant to Subsection 5.2 will be addressed to the attention of:

MANAGER – IN-SERVICE DATA GROUP

Boeing Commercial Airplanes

P.0. Box 3707, Mail Code 67-LT

Seattle, Washington 98124-2207

5.3 Customer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reports will include the data described in Subsection 5.2 above and sufficient data to substantiate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer will submit to Boeing reasonable proof that any [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In addition, Customer will maintain and submit to Boeing such data as may reasonably be required to:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0779

5.4 Failure to file the status reports or provide the information as specified in Subsections 5.1 through 5.3, above, will constitute an acknowledgment by Customer that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.5 All [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reports submitted to Boeing will be addressed to the attention of:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Contracts

Boeing Commercial Airplanes

P.0. Box 3707, Mail Code 2L-46

Seattle, Washington 98124-2207

Fax 425-237-1706

6. Conditions and Limitations.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

10. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

[The remainder of this page intentionally left blank]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0779

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By:	/s/ Kathryn A. Mikells

Its:	Executive Vice President and Chief Financial Officer

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0779

Appendix A:

Procedure to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY